UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2008

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Standard Drilling, Inc.
(Exact name of registrant as specified in its charter)

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Nevada	000-51569	84-1598154
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1640 Terrace Way, Walnut Creek, CA 94597
(Address of Principal Executive Office) (Zip Code)

925-930-0100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 6, 2008, the Company’s Board of Directors approved the reduction of the purchase price of warrants to purchase an aggregate of 10,800,300 common shares of the Company to $0.125 per share, while extending the exercise period until June 9, 2010.  The Company also revised the acceleration term for the acceleration of the termination of the term of the warrants which will lapse in the event the common stock of the Company trades at $0.25 per share for a trading period of 20 days following notice to the warrant holders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STANDARD DRILLING, INC.

By:	/s/ David S. Rector
David S. Rector President and Chief Executive Officer

Date:  June 6, 2008